Investor Presentation

Fourth Quarter 2025
March 11, 2026

DIGIMARC

Safe Harbor Statement

This presentation includes "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, which reflect management's current view regarding future events and performance.

Although we believe these statements are based on reasonable expectations and beliefs, they are subject to risks and uncertainties that are difficult to predict and, often, beyond our control. These risks include, but are not limited to, the risk factors set forth in Part I, Item 1A of our latest Annual Report on Form 10-K and the risks detailed in our other filings with the U.S. Securities and Exchange Commission.

We believe that these risk factors could affect our future performance and cause our actual results to differ materially from those expressed or implied by forward-looking statements made by us or on our behalf.

All forward-looking statements made by us or by persons acting on our behalf apply only as of the date of this presentation. We expressly disclaim any obligation to update or revise any forward-looking statements to reflect future events, information or circumstances that arise after the date of this presentation or a change in our views or expectations, or otherwise.

Highlights

Digimarc achieves both positive non-GAAP net income and positive free cash flow in Q4'25; expects to deliver significant ARR growth in FY'2026

Business Highlights

- Secured our first Secure Gift Card commercial order (signed in Q1) covering 6 Closed-Loop and Open-Loop brands.
- Advanced rollout plans with 8 North American retailers, including 4 of the largest:
  - Expect all Schnucks stores to be carrying Digimarc-secured gift cards by early spring;
  - Expect ~600 stores of a major US retailer to be carrying Digimarc-secured gift cards by mid-summer, with plans to greatly expand that number for the Holiday season;
  - Progressing initial rollout plans with an additional 6 North American retailers, including 3 additional major retailers.
- Signed IP licensing agreements with two of the world's largest and most respected technology companies.
- Secured an upsell with an existing customer to expand their use of our Anti-counterfeiting solution to allow for the authentication of tax stamps, a new application for our solution.
- Added two new Digital Trust and Integrity logos, demonstrating the industry-agnostic need for solutions in this space.
- Signed a deal with a major CPG to enable their participation in end-to-end market demonstrations of Digimarc Recycle in Germany, the second European country running a scaled validation of our solution's real-world impact.

Financial Highlights

- We achieved both positive non-GAAP net income(1) of $1.0M and positive free cash flow(1) of $0.7M during Q4'25.
- We ended the year with $12.9M of cash and investments, and no debt.
- We expect to deliver significant ARR growth in FY 2026.

Three Core Focus Areas

Digimarc is capitalizing on the convergence of key trends driving increased demand for our solutions, positioning ourselves to benefit from the relentless advance of AI.

Retail Loss Prevention

Solutions:

- Secure Gift Cards
- Product Swap Prevention

Product Authentication

Solutions:

- Anti-counterfeiting

Digital Trust & Integrity

Solutions:

- Leak Detection
- Piracy Prevention
- Internal Compliance
- Royalty Monitoring

Retail Loss Prevention

Secured first Secure Gift Card commercial order; advancing initial rollout plans with 8 North American retailers, including 4 of the largest.

- Results to date demonstrate the power of our solution -- strong fraud-reduction outcomes, improved checkout experience, and high scalability across printers, brands, and retailers, all without any adverse impact on sales.
- Due to the impact that we expect our Secure Gift Card solution to have on our 2026 (and beyond) results, we have published a Gift Card Investor Supplemental that can also be found on our website.
- The US serviceable addressable market (SAM) for our solution is an estimated 3 billion to 5 billion cards annually. The global SAM is 7.5 billion to 17 billion cards annually.
- Key workstreams to enable large gift card printers are now largely complete. Our focus for 2026 is commencing large-scale rollouts of Digimarc-enabled firmware across retailers' front-of-store scanners and catalyzing significant adoption of our solution by the gift card brands that are sold through those stores.
- Advancing rollout plans with 8 North American retailers, including 4 of the largest:
  - Expect all Schnucks stores to be carrying Digimarc-secured gift cards by early spring;
  - Expect ~600 stores of a major US retailer to be carrying Digimarc-secured gift cards by mid-summer, with plans to greatly expand that number for the Holiday season;
  - Progressing initial rollout plans with an additional 6 North American retailers, including 3 additional major retailers.
- Secured our first Secure Gift Card commercial order in Q1, covering 6 Closed-Loop and Open-Loop brands
  - >$500k of ARR, representing less than 0.1% (10 basis points) of our US SAM using our current "Digimarc-subsidized" pricing.
- In conversation with additional Open-Loop and Closed-Loop brands, comprising both 3rd party and 1st party issuers.
- Laggards in adopting (both brands and retailers) will likely bear an increasing percentage of an ever-increasing amount of fraud, driving the potential for a powerful demand-pull dynamic.

Gift Card Ecosystem Overview

The gift card ecosystem consists of several interdependent constituents, including brands, retailers, card printers, gift card networks, program managers, scanner hardware manufacturers, printer equipment manufacturers, and label providers.



Gift Card Producers
Gift Card Brands
Distribution Partners
Card Printers
Responsible for the printing of – and application of physical features to – gift cards
Brands (Third-Party)
Company whose name is on the card and provides funds, goods or services to consumer
Program Managers
Manage the design and manufacture of gift cards for the brands
Brands (First-Party)
Retailers that behave as brand to sell their gift cards in their stores
Gift Card Networks
Physical (and digital) distribution of cards into retail (and e-commerce)
Retailers (Dist. Partner)
Sell first-party and/or third-party gift cards to consumers
Technology and Equipment Suppliers
Printer Equipment Manuf.
Create the equipment used to manufacture gift cards
Label Providers
Create labels for gift cards, including the holographic foil used in the Digimarc spec
Other Component Providers
Provider of Digimarc Secure Gift Card end-to-end technology-enabled security solution
Scanner Hardware Manuf.
Create scanning equipment used to activate gift cards
Legend
Product or Technology
Payment

Note: Logos shown above are provided for illustrative purposes only

Product Authentication

ARR from our Anti-counterfeiting solution continues to grow, driven by customer upsells & new customer wins

- Brands face rampant counterfeiting and IP theft, with bad actors advancing their technology and processes to replicate packaging and security features with alarming accuracy, something made ever easier with the advancement of AI.
- Decentralized supply chains and omnichannel sales make counterfeit detection more difficult, forcing brands to a reactive stance against emerging threats. Many security measures require trained inspectors and specialized tools, limiting accessibility, increasing costs and reducing scalability.
- Digimarc's secure and scalable, covert and connected Anti-counterfeiting solution provides far superior results when compared to competing analog solutions such as tags, codes, inks, or labels.
- We are fortunate to have some of the largest and well-known companies in the world as valued customers and expect to benefit from further upsell and cross-sell revenue generation in the future.
- Secured an upsell with an existing customer to expand their use of our anti-counterfeiting solution to allow for the authentication of tax stamps, representing a new application for our solution.
- Secured an upsell with one of the world's leading pharmaceutical companies as they continue to expand our solution across more of their products around the globe.
- A prospect for our Anti-counterfeiting solution is now in our digital pipeline, showing the synergistic nature of our authentication focus and related solution suite as well as the greenfield nature of our work in the Digital Trust and Integrity space.
- We are entering print trials for the application of our solution to cigarette tipping paper.

Digital Trust & Integrity

We exceeded our conservative 2025 ARR assumptions and look to accelerate our traction throughout 2026

- AI is creating a vacuum of trust and authenticity, especially acute in the digital world.
- The work of C2PA has created wide awareness that our technology can address many digital trust and integrity problems, and our history, our credibility, our expertise, our experience, and our first-to-market with – and co-leadership of – the digital watermarking component of the C2PA standard are all coalescing to ensure we are well positioned to surf this ever-growing wave.
- This is an exciting and nascent market. As previously shared, we have been intentional in how we address to optimize this segment for long-term success and are now in market with four solutions.
- Published a Case Study and Press Release featuring the adoption of our Leak Detection for Web Content solution by a global technology company.
- Signed a Leak Detection for Media Assets deal with a global consumer goods company who immediately received tangible proof of our solution's real-world efficacy; expect to grow the deal over time.
- Signed an Internal Compliance deal with an AI-powered content generation company interested in supporting attribution, auditability, and responsible commercialization of their user-generated content as rights-holder scrutiny of GenAI intensifies.

Future Identification Opportunity Areas

Digimarc remains well-positioned to execute against large market opportunities when the markets are ripe

Digimarc Recycle



Belgium end-to-end market demonstration slated to be live by mid-year. Signed a deal for with a major CPG to enable their participation in the German end-to-end market demonstration, which is slated to be live by Q3. We remain positioned for additional ARR in the future.

Digimarc Retail Experience



Continue to support Netto Marken Discount's use of our technology at their front of store. Has begun to pop-up in Retail Loss Prevention conversations.

Digimarc Automate



Continue to support partners capable of pursuing opportunities without the need for our direct involvement.

Digimarc Engage


1st Scan
Drive Registration/ Loyalty & Rewards
2nd Scan
Drive Subscription
3rd Scan
Drive Upsell

We have marquee customers, including two of the largest global CPGs, as the industry approaches Digital Link Sunrise 2027. Closed an upsell with one in Q4. GS1 published a case study of our work with Bayer. Expect another GS1 case study, on another customer, to be published shortly.

DIGIMARC

Financial Update

Annual Recurring Revenue

Q4'25 Ending ARR[2] was $13.7M vs $20.0M in Q4'24

- ARR was negatively impacted by the loss of two large customer contracts outside of our focus areas, the $3.5M DRS contract in Q2'25 and the $3.1M retailer contract in Q4'25.
- Despite these headwinds, we expect ARR to re-accelerate in 2026, largely from increasing penetration of our gift card solution.

($'s in 000's)	YoY $ Change
Q4'24 ending ARR[2]	$19,964
DRS contract	($3,500)
Retailer contract	($3,090)
Other net activity[3]	$373
Q4'25 ending ARR[2]	$13,747

Financial Summary

Q4’25 non-GAAP net income[1] was $1.0M, an improvement of $5.7M

- The large reduction in expenses reflects lower headcount costs due to the reorganization in Q1’25 as well as lower non-headcount cash costs from our ongoing corporate streamlining efforts.

($’s in 000’s, except per share amounts)	Q4’25	Q4’24	YoY % Improvement
Subscription revenue	$5,339	$5,024	6%
Service revenue	$3,569	$3,634	(2%)
Subscription gross profit margin[4]	90%	85%	+5 Points
Service gross profit margin[4]	57%	59%	-2 Points
Operating expenses	$9,951	$14,366	31%
Non-GAAP operating expenses[1]	$6,501	$11,857	45%
Net loss	($4,207)	($8,648)	51%
Non-GAAP net income (loss)[1]	$1,032	($4,634)	N/A
Net loss per diluted share	($0.19)	($0.40)	53%
Non-GAAP net income (loss) per diluted share[1]	$0.05	($0.22)	N/A

Free Cash Flow

Q4'25 free cash flow[1] was $0.7M, an improvement of $5.1M from Q4'24

- The improvement in free cash flow usage was largely attributable to lower expenses.
- We ended Q4'25 with $12.9M of cash and short-term investments, and no debt.
- For Q1'26, we expect a free cash flow usage between $1.0M and $2.0M, which includes the impact of additional headcount investments to accelerate growth, approximately $500K of year-end related public company compliance costs, and $1.0M of expenses we expect to pay in Q1, largely related to one-time tax and legal costs associated with implementing a new corporate structure.

($'s in 000's)	Q4'25	Q4'24	YoY $ Improvement
Free cash flow[1]	$706	($4,366)	$5,072
Non-GAAP net income (loss)[1]	$1,032	($4,634)	$5,666

Free Cash Flow Bridge

Lower expenses are driving the $5.1M improvement in free cash flow in Q4’25 vs. Q4’24



Q4'25 vs. Q4'24 Free Cash Flow (FCF) Bridge
Increase
Decrease
Total
$'s in Millions
$2.0
$1.0
$0.0
($1.0)
($2.0)
($3.0)
($4.0)
($5.0)
($4.4)
$0.3
$0.4
$5.4
($1.0)
$0.7
Q4'24 FCF(1)
Revenue
Non-GAAP COGS(1)
Non-GAAP Opex(1)
Changes in Working Capital
Q4'25 FCF(1)
$5.1M FCF improvement

DIGIMARC

Concluding Remarks

We are realizing significant benefits from our decision to focus on our core authentication use cases as we build the trust layer for the modern world.

- Digimarc is capitalizing on the convergence of key trends driving increased demand for our solutions, positioning ourselves as one of the select software companies to benefit from – not be a casualty of – the relentless advance of AI.
- We are advancing our Secure Gift Card solution by aligning key industry partners as we progress towards widespread adoption of our solution. We signed our first commercial order and are advancing initial rollout plans with eight retailers, including four of the largest in North America.
- ARR from our Anti-counterfeiting solution continues to grow, driven by customer upsells and new customer wins. We also continue to grow the universe of form factors to which our solution is applicable, securing an upsell for tax stamps and entering print trials for tipping paper, which continues to grow our TAM.
- We believe our decision to prioritize the long-term opportunity in Digital Trust & Integrity is paying off. We exceeded our conservative 2025 ARR assumptions and look to accelerate our traction throughout 2026 as early results show the near-universal needs for solutions in this greenfield area.
- We continue to be well-positioned to address very large problems outside of our current focus areas when the markets are ripe.
- We signed IP licensing agreements with two of the world's largest and most respected technology companies, providing validation of the relevance and value of our inventions by two companies widely regarded as leaders in the new era of AI.
- We signed a deal with a major CPG to enable their participation in end-to-end market demonstrations of Digimarc Recycle in Germany, the second European country running a scaled validation of our solution's real-world impact.
- We achieved both positive non-GAAP net income and positive free cash flow in Q4'25, two milestones Digimarc hasn't achieved in over 12 years.
- We expect to generate significant ARR growth in 2026.

Q&A


DIGIMARC
Validation Successful
DIGIMARC

Footnotes

(1) This presentation contains non-GAAP financial measures including Non-GAAP operating expenses, Non-GAAP net income (loss), Non-GAAP net income (loss) per diluted share and Free cash flow. These financial measures are important measures of our operating performance because they allow management, investors and analysts to evaluate and assess our core operating results from period-to-period after removing non-cash and non-recurring activities that affect comparability. Our management uses these non-GAAP financial measures, amongst others, in evaluating our financial and operational decision making and as a means to evaluate period-to-period comparisons.

Digimarc believes that providing non-GAAP financial measures, together with the reconciliation within our SEC filings to GAAP financial measures, helps management and investors make comparisons between us and other companies. In making any comparisons to other companies, investors need to be aware that companies use different non-GAAP measures to evaluate their financial performance. Investors should pay close attention to the specific definition being used and to the reconciliation between such measures and the corresponding GAAP measures provided by each company under applicable SEC rules. These non-GAAP financial measures are not measurements of financial performance or liquidity under GAAP. In order to facilitate a clear understanding of its consolidated historical operating results, investors should examine Digimarc's non-GAAP financial measures in conjunction with its historical GAAP financial information, and investors should not consider non-GAAP financial measures in isolation or as substitutes for performance measures calculated in accordance with GAAP. Non-GAAP financial measures should be viewed as supplemental to, and should not be considered as alternatives to, GAAP financial measures. Non-GAAP financial measures may not be indicative of the historical operating results of the Company nor are they intended to be predictive of potential future results.

(2) Ending Annual Recurring Revenue (ARR) is a company performance metric calculated as the aggregation of annualized subscription fees from all our commercial contracts as of the measurement date.

(3) Other net activity refers to additions to ARR, reflecting new and upsell activity, offset by deletions from ARR, reflecting contract terminations and downsells. As previously stated, we expected higher customer churn as we tightened our go-to-market focus, and in areas outside of that focus, we would be strategically price-aggressive.

(4) Subscription and Service gross profit margins exclude amortization expense on acquired intangible assets from the EVRYTHNG acquisition.